EXHIBIT 10.30
                       SECOND AMENDMENT
                            OF THE
                    GIANT INDUSTRIES, INC.
                    & AFFILIATED COMPANIES
                          401(K) PLAN

     WHEREAS, Giant Industries, Inc. and certain of its affiliates (the "Employer") adopted the Giant Industries, Inc. & Affiliated
Companies 401(k) Plan (the "Plan") effective July 1, 1993; and

     WHEREAS, the Employer amended and restated the Plan, effective July 1, 1993, through an adoption agreement dated September 10, 1994; and

     WHEREAS, the Employer has the authority to amend the Plan.

     NOW, THEREFORE, the Employer hereby amends the Plan as follows:

     Pages 5 and 13, and the Attachment to Adoption Agreement for Giant Industries, Inc. & Affiliated Companies 401(k) Plan of the existing Plan are hereby removed and replaced by the attached replacement pages 5 and 13, and the Attachment to Adoption Agreement for Giant Industries, Inc. & Affiliated Companies 401(k) Plan.

     This amendment is effective January 1, 1997, except as otherwise stated in the replacement pages of the attachment.

                                  GIANT INDUSTRIES, INC. &
                                  AFFILIATED COMPANIES

12/31/97
_______________                   ______________________________
Date                              A. Wayne Davenport
                                  Vice President and CFO

                                  Accepted by:
                                  FIDELITY MANAGEMENT TRUST COMPANY,
                                  as Trustee


_______________                   ______________________________
Date                              Name:
                                  Title:

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     (c) DATE OF INITIAL PARTICIPATION - AN EMPLOYEE WILL BECOME A
         PARTICIPANT UNLESS EXCLUDED BY SECTION 1.03(a)(3) ABOVE ON THE ENTRY DATE IMMEDIATELY FOLLOWING THE DATE THE EMPLOYEE COMPLETES THE SERVICE AND AGE REQUIREMENT(S) IN SECTION 1.03(a), IF ANY, EXCEPT (check one):

         (1)  [ ] No exceptions.

         (2) [ ] Employees employed on the Effective Date in Section 1.01(g) will become Participants on that date.

         (3) [X] Employees who meet the age and service requirement(s) of Section 1.03(a) on the Effective Date in Section 1.01(g) will become Participants on that date.


1.04  COMPENSATION

      (a) FOR PURPOSES OF DETERMINING CONTRIBUTIONS UNDER THE PLAN, COMPENSATION SHALL BE AS DEFINED IN SECTION 2.01(a)(7), BUT EXCLUDING (check the appropriate box(es)):

          (1)  [ ] Overtime Pay.

          (2)  [ ] Bonuses.

          (3)  [ ] Commissions.

          (4) [X] The value of a qualified or a non-qualified stock option granted to an Employee by the Employer to the extent such value is includable in the Employee's taxable income.

                   See attachment.

                   Note: These exclusions shall not apply for purposes of the "Top Heavy" requirements in
                   Section 9.03 or allocating Discretionary Employer Contributions if an Integrated Formula is elected in Section 1.05(a)(2)(B).

          (5)  [ ] No exclusions.




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                                                  Second Amendment)

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1.08  PREDECESSOR EMPLOYER SERVICE

      [X] SERVICE FOR PURPOSES OF ELIGIBILITY IN SECTION 1.03(a)(1) AND VESTING IN SECTION 1.07(a) OF THIS PLAN SHALL INCLUDE SERVICE WITH THE FOLLOWING EMPLOYER(S):

      (a)  See attachment.

      (b)  See attachment.

      (c)  See attachment.

      (d)  See attachment.


1.09  PARTICIPANT LOANS

      PARTICIPANT LOANS (check (a) or (b)):

      (a)  [ ] WILL BE ALLOWED IN ACCORDANCE WITH SECTION 7.09,
               SUBJECT TO A $1,000 MINIMUM AMOUNT AND WILL BE GRANTED (check (1) or (2)):

               (1)  [ ] for any purpose.
               (2)  [ ] for hardship withdrawal (as defined in
                        Section 7.10) purposes only.

      (b)  [X] WILL NOT BE ALLOWED.


1.10  HARDSHIP WITHDRAWALS

      PARTICIPANT WITHDRAWALS FOR HARDSHIP PRIOR TO TERMINATION OF EMPLOYMENT (check one):

      (a)  [X]  WILL BE ALLOWED IN ACCORDANCE WITH SECTION 7.10,
                SUBJECT TO A $1,000 MINIMUM AMOUNT.

      (b)  [ ]  WILL NOT BE ALLOWED.




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                                                  Second Amendment)

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      ATTACHMENT TO ADOPTION AGREEMENT FOR GIANT INDUSTRIES, INC.
                  AFFILIATED COMPANIES 401(K) PLAN

Section 1.04(a)(4).

     Effective January 1, 1997, Compensation shall exclude (1) the value of a qualified or a nonqualified stock option granted to an Employee by the Employer to the extent such value is includable in the Employee's taxable income, (2) the amount realized from the exercise of a qualified or nonqualified stock option and (3) severance benefits.

Section 1.05(c)(4)(A).

     An Employee of Giant Exploration & Production Company ("E&P") who is employed by E&P on July 16, 1996, and who is not thereafter transferred from E&P to another affiliate or division that is part of the Employer, shall be deemed to satisfy the requirements of this Section 1.05(c)(4)(A) for the Plan Year ending December 31, 1996.

Section 1.08

     (a) Effective as of January 1, 1996, Bloomfield Refining Company ("Bloomfield"), The Gary-Williams Company ("Gary-Williams"), and any affiliate or predecessor employer of either, but only to the extent service was credited under The Gary Tax Advantaged Savings Program and Profit-Sharing Plan on October 4, 1995 with respect to such employer, and only for employees who were employed by Bloomfield or Gary-Williams on October 3, 1995, and became Employees of the Employer on October 4, 1995, in connection with the sale of assets of Bloomfield Refining Company to the Employer.

     (b) Effective as of January 1, 1996, Meridian Oil Inc., Meridian Oil Gathering Inc., and Meridian Oil Trading Inc. (collectively "Meridian"), and any affiliate or predecessor employer of Meridian, but only to the extent service was credited under the Burlington Resources Retirement Savings Plan on August 18, 1995 with respect to such employer, and only for employees who were employed by Meridian on August 17, 1995, and became Employees of the Employer on August 18, 1995, in connection with the sale of assets of Meridian to the Employer.



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                                                 Second Amendment)

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     (c)  Effective as of January 1, 1996, Texaco Refining and
          Marketing Inc. ("Texaco"), and any affiliate or predecessor employer of Texaco, but only to the extent service was credited under any plan sponsored by Texaco that qualified under Section 401(a)(4) of the Code, and only for an employee who was employed by Texaco on July 24, 1993, and became an Employee of the Employer on July 25, 1995 in connection with the sale of assets of Texaco to the Employer.

     (d) Effective as of July 1, 1997, Thriftway Marketing Corporation ("Thriftway") for service before May 28, 1997 but only for Pat Curtis, a human resource generalist, and for employees employed by Thriftway on May 27, 1997 who were employed or hired into the transportation division on or about May 28, 1997 and who became Employees of the Employer on May 28, 1997 in connection with the sale of assets of Thriftway and certain related entities to the Employer.

AMENDMENT TO BASIC PLAN DOCUMENT

     By way of clarification and emphasis, Section 13.01 is amended by inserting the words "Discretionary authority" at the beginning of each of clauses (b)-(f), and in each such clause, revising "To" to read "to".



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                                                 Second Amendment)